UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: March 21, 2020
(Date of earliest event reported)
Hornbeck Offshore Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)
(985) 727-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value	HOS	New York Stock Exchange
Common Stock, $0.01 par value	HOSS	OTCQB
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

Termination of Transaction Support Agreement
On March 22, 2020, that certain Transaction Support Agreement (the “Transaction Support Agreement”) dated as of February 14, 2020, by and among Hornbeck Offshore Services, Inc. (the “Company”), certain holders (the “Supporting Holders”) of the Company’s outstanding 5.875% Senior Notes due 2020 (the “2020 Senior Notes”) and 5.000% Senior Notes due 2021 (together with the 2020 Senior Notes, the “Existing Notes”) was terminated by mutual agreement of the Company and the Supporting Holders. The Transaction Support Agreement was terminated in connection with termination of the Company’s (i) private offers to exchange (the “Exchange Offers”) the Existing Notes for new 10.000% Senior Notes due 2023 and 5.500% Senior Notes due 2025, (ii) private offer to purchase (together with the Exchange Offers, the “Offers”) for cash up to $66.7 million in aggregate principal amount of Existing Notes, and (iii) its solicitation of consents to proposed amendments of and releases relating to the indentures governing the Existing Notes (the "Consent Solicitations”).

Item 7.01 Regulation FD Disclosure
On March 23, 2020, the Company issued a press release announcing termination of the Offers and Consent Solicitations and cancellation of the Special Meeting of Stockholders previously scheduled to be held on Monday, March 23, 2020 at 9:00 a.m. Central Time in the Company’s corporate training room located at 103 Northpark Boulevard, Covington, Louisiana 70433 (the “Special Meeting”). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 8.01 Other Events
Cancellation of Special Meeting of Stockholders
On March 21, 2020, the board of directors of the Company determined to cancel the Special Meeting. The Special Meeting was originally scheduled to consider and vote upon matters related to the consummation of the Offers. Because the Offers have been terminated, the Special Meeting is unnecessary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated March 23, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: March 23, 2020	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer

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